UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 3, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Floating Rate AT&T Inc. Global Notes due August 3, 2020	T 20C	New York Stock Exchange
1.875% AT&T Inc. Global Notes due December 4, 2020	T 20	New York Stock Exchange
2.65% AT&T Inc. Global Notes due December 17, 2021	T 21B	New York Stock Exchange
1.45% AT&T Inc. Global Notes due June 1, 2022	T 22B	New York Stock Exchange
2.50% AT&T Inc. Global Notes due March 15, 2023	T 23	New York Stock Exchange
Floating Rate AT&T Inc. Global Notes due September 5, 2023	T 23D	New York Stock Exchange
1.05% AT&T Inc. Global Notes due September 5, 2023	T 23E	New York Stock Exchange
1.950% AT&T Inc. Global Notes due September 15, 2023	T 23F	New York Stock Exchange
1.30% AT&T Inc. Global Notes due September 5, 2023	T 23A	New York Stock Exchange
2.75% AT&T Inc. Global Notes due May 19, 2023	T 23C	New York Stock Exchange
2.40% AT&T Inc. Global Notes due March 15, 2024	T 24A	New York Stock Exchange
3.50% AT&T Inc. Global Notes due December 17, 2025	T 25	New York Stock Exchange
1.80% AT&T Inc. Global Notes due September 5, 2026	T 26D	New York Stock Exchange
2.90% AT&T Inc. Global Notes due December 4, 2026	T 26A	New York Stock Exchange
2.35% AT&T Inc. Global Notes due September 5, 2029	T 29D	New York Stock Exchange
4.375% AT&T Inc. Global Notes due September 14, 2029	T 29B	New York Stock Exchange
2.60% AT&T Inc. Global Notes due December 17, 2029	T 29A	New York Stock Exchange
3.55% AT&T Inc. Global Notes due December 17, 2032	T 32	New York Stock Exchange
5.20% AT&T Inc. Global Notes due November 18, 2033	T 33	New York Stock Exchange
3.375% AT&T Inc. Global Notes due March 15, 2034	T 34	New York Stock Exchange
2.45% AT&T Inc. Global Notes due March 15, 2035	T 35	New York Stock Exchange
3.15% AT&T Inc. Global Notes due September 4, 2036	T 36A	New York Stock Exchange
7.00% AT&T Inc. Global Notes due April 30, 2040	T 40	New York Stock Exchange
4.25% AT&T Inc. Global Notes due June 1, 2043	T 43	New York Stock Exchange
4.875% AT&T Inc. Global Notes due June 1, 2044	T 44	New York Stock Exchange
5.35% AT&T Inc. Global Notes due November 1, 2066	TBB	New York Stock Exchange
5.625% AT&T Inc. Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by AT&T Inc. on August 26, 2019, John Donovan, Chief Executive Officer of AT&T Communications, LLC, announced he was leaving the company effective October 1, 2019.

On September 3, 2019, Mr. Donovan entered into an Agreement and Release and Waiver of Claims (the “Agreement”). Pursuant to the terms of the Agreement:

•	Mr. Donovan will receive a cash payment of $7,850,000.

•	Mr. Donovan’s restricted stock granted in 2015 will vest upon his leaving the company on October 1, 2019.

•	Beginning October 2, 2019, Mr. Donovan will provide consulting services for one year for an aggregate fee of $2,800,000.

The Agreement also includes a release and waiver of claims by Mr. Donovan and contains various covenants, including restrictive covenants relating to non-competition, non-solicitation and confidentiality.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibit:

10.1	Agreement and Release and Waiver of Claims between AT&T Services, Inc. and John Donovan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: September 6, 2019	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President – Assistant General Counsel and Secretary